                                                                    Exhibit 10.3

                            DIRECTOR STOCK AGREEMENT

          THIS DIRECTOR STOCK AGREEMENT (this "Agreement") is made as of
<<date>>, by and between CompBenefits Corporation, a Delaware corporation (the
"Company"), and <<name>> (the "Director"). Capitalized terms used but not otherwise defined herein are defined in Section 6 hereof.

          WHEREAS, the Director desires to purchase, and the Company desires to issue <<common>> shares of the Company's Common Stock, par value $.01 per share (the "Common Stock") on the terms and subject to the conditions contained in this Agreement. All of such shares of Common Stock are referred to herein as the "Director Stock."

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Purchase and Sale of the Director Stock.

          (a) Upon execution of this Agreement, the Director will purchase, and the Company will issue and sell <<common>> shares of Common Stock, at a price of $<<exerciseprice>> per share. The Company will deliver to the Director copies of the certificates representing the Director Stock, and the Director will deliver to the Company a cashier's or certified check or wire transfer of funds in the aggregate amount of $<<totalcash>>.

          (b) In connection with the purchase and sale of Director Stock hereunder, the Director represents and warrants to the Company that:

               (i) The Director Stock to be acquired by the Director pursuant to this Agreement will be acquired for the Director's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act of 1933, as amended from time to time (the "Securities Act"), or any applicable state securities laws, and the Director Stock will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

               (ii) The Director is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Director Stock.

               (iii) The Director is able to bear the economic risk of his investment in the Director Stock for an indefinite period of time because the Director Stock has not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

               (iv) This Agreement constitutes the legal, valid and binding obligation of the Director, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Director does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Director is a party or any judgment, order or decree to which the Director is subject.

          (c) Within 30 days after the Director purchases any Director Stock from the Company, the Director will make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code and the regulations promulgated thereunder in the form of Annex A attached hereto.

          (d) Concurrently with the execution of this Agreement, (i) the Director will execute in blank stock transfer powers in the form of Annex B attached hereto (the "Stock Powers") with respect to the Director Stock and shall deliver such Stock Powers to the Company. The Stock Powers shall authorize the Company to assign, transfer and deliver the securities subject to such Stock Powers to an acquiror in the event the Repurchase Option (as defined below) is exercised and under no other circumstances, and (ii) the Director's spouse shall execute the consent in the form of Annex C attached hereto.

          2. Vesting of Director Stock.

          (a) If the Director ceases for any reason to be a Director of the Company and its Subsidiaries on a date other than an anniversary date of the date of this Agreement prior to the fifth anniversary of the date of this Agreement, the cumulative percentage of Director Stock to become vested will be determined as follows:

                     Date                       Cumulative Percentage
---------------------------------------------   ---------------------
The first anniversary date of this Agreement              20%
The second anniversary date of this Agreement             40%
The third anniversary date of this Agreement              60%
The fourth anniversary date of this Agreement             80%
The fifth anniversary date of this Agreement             100%

          (b) Upon the occurrence of a Sale of the Company, if as of such date the Director is still a Director of the Company or any of its Subsidiaries, all shares of Director Stock which have not yet become vested shall become vested at the time of such event.

          (c) Any shares of Director Stock which have not been designated as subject to repurchase pursuant to a Repurchase Notice or Supplemental Repurchase Notice on the date which is six months and one day following the Termination and which have not yet become vested shall become vested on such date.

Shares of Director Stock which have become vested pursuant to Sections 2(a), 2(b) or 2(c) above are referred to herein as "Vested Shares," and all other shares of Director Stock are referred to herein as "Unvested Shares."

          3. Repurchase Option.

          (a) In the event the Director ceases for any reason to be a Director of the Company and its Subsidiaries for any reason (the "Termination"), the Director Stock (whether held by the Director or one or more of the Director's transferees, other than the Company) will be subject to repurchase by the Company and the Significant Stockholders pursuant to the terms and conditions set forth in this Section 3 (the "Repurchase Option"); provided that, notwithstanding anything herein to the contrary, in the event the Termination occurs as a result of the Director's death or Disability, then the Repurchase Option shall only apply with respect to the Unvested Shares and shall not apply with respect to any Vested Shares.

          (b) In the event of Termination, (i) the purchase price for each Unvested Share will be the Director's Original Cost for such share, and (ii) subject to the proviso in Section 3(a) above, the purchase price for each Vested Share will be the Fair Market Value for such share.

          (c) The Company's board of directors (the "Board") may elect to purchase all or any portion of any class of the Unvested Shares and the Vested Shares by delivering written notice (the "Repurchase Notice") to the holder or holders of the Director Stock within six months after the Termination. The Repurchase Notice will set forth the number of Unvested Shares and Vested Shares to be acquired from each holder, the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction. If for any reason the Company does not elect to purchase all of the Director Stock pursuant to the Repurchase Option, the Significant Stockholders shall be entitled to exercise the Repurchase Option for the shares of Director Stock the Company has not elected to purchase (the "Available Shares"). As soon as practicable after the Company has determined that there will be Available Shares, but in any event within six months after the Termination, the Company shall give written notice (the "Option Notice") to each Significant Stockholder setting forth the number of Available Shares and the purchase price for the Available Shares. Each Significant Stockholder may elect to purchase any or all of the Available Shares by giving written notice to the Company within 30 days after the Option Notice has been given to them by the Company. If more than one Significant Stockholder elects to purchase the Available Shares, the Available Shares will be allocated among such electing stockholders pro rata according to the number of Common Stockholder Shares (as defined in the Stockholders Agreement) owned by each such electing stockholder. As soon as practicable, and in any event within ten days, after the expiration of the 30-day period set forth above, the Company shall notify each holder of Director Stock as to the number of shares being purchased from such holder by the Significant Stockholders (the "Supplemental Repurchase Notice"). At the time the Company delivers the Supplemental Repurchase Notice to the holder(s) of Director Stock, the Company shall also deliver written notice to each Significant Stockholder setting forth the number of shares such Significant Stockholder is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction.

          (d) The closing of the purchase of the Director Stock pursuant to the Repurchase Option shall take place on the date designated by the Company in the Repurchase Notice or Supplemental Repurchase Notice, which date shall not be more than one month nor less than five days after the delivery of the later of either such notice to be delivered. The Company will pay for the Director Stock to be purchased by it pursuant to the Repurchase Option first by offsetting amounts outstanding under any bona fide debts owed by the Director to the Company relating to the purchase of the Director Stock and second by delivery of a check or wire transfer of funds in an amount equal to the balance of the purchase price for such shares; provided that if such payment (or the related dividend of funds from one or more of the Company's Subsidiaries to the Company, as the case may be) would (i) cause the Company or such Subsidiary to violate applicable law, (ii) cause the Company or such Subsidiary to breach any agreement to which it is a party relating to the indebtedness for borrowed money or any other material agreement, or (iii) otherwise be imprudent in view of the financial condition of the Company or such Subsidiary (clauses (i), (ii), and (iii) are collectively referred to herein as the "Reasons for Deferral"), then the Company shall have the right to pay such amount as soon as no Reason for Deferral exists so long as the Company also pays interest at the prime rate (as published in The Wall Street Journal on the date of Termination) plus 2% for the deferral period at the time when such payment is made. Each Significant Stockholder will pay for the Director Stock to be purchased by it pursuant to the Repurchase Option by delivery of a check or wire transfer of funds in the aggregate amount of the purchase price for such shares. The Company and the Significant Stockholders will be entitled to receive customary representations and warranties from the sellers as to good title and to require all sellers' signatures be guaranteed.

          (e) The right of the Company and the Significant Stockholders to repurchase Vested Shares pursuant to this Section 3 shall terminate upon the first to occur of the Sale of the Company or a Qualified Public Offering.

          4. Legend. The certificates representing the Director Stock shall bear the following legend:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN A DIRECTOR STOCK AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE, DATED AS OF <<dateallcaps>>, AS AMENDED AND MODIFIED FROM TIME TO TIME. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

The Company shall imprint such legend on certificates evidencing Director Stock outstanding as of the date hereof. The legend set forth above shall be removed from the certificates evidencing any shares which cease to be Director Stock in accordance with Section 6 below.

          [5. Non-Disclosure and Use of Proprietary Information.

          (a) The Director recognizes and acknowledges that the Company's Proprietary Information (as defined below), as they may exist from time-to-time, are valuable, special and unique assets of the Company. The Director further acknowledges that access to such Proprietary Information of the Company is essential to the performance of the Director's duties to the Company. Therefore, in order to obtain access to such Proprietary Information, the Director agrees that the Director will not, in whole or in part, disclose such Proprietary Information to any person, firm, corporation, association or any other entity for any reason or purpose whatsoever, nor will the Director make use of any such information for the Director's own purposes or for the benefit of any person, firm, corporation, association or other entity (except the Company). For purposes of this Agreement, the term "Proprietary Information" means information that is not generally known to the public and that is used, developed or obtained by the Company in connection with its business, including but not limited to (i) products or services, (ii) fees, costs and pricing structures,
(iii) designs, (iv) analysis, (v) drawings, photographs and reports, (vi) computer software, including operating systems, applications and program listings, (vii) flow charts, manuals and documentation, (viii) data bases, (ix) accounting and business methods, (x) inventions, devices, new developments, methods and processes, whether patentable or unpatentable and whether or not reduced to practice, (xi) customers and clients and customer or client lists,
(xii) copyrightable works, (xiii) all technology and trade secrets, and (xiv) all similar and related information in whatever form. These restrictions will not apply to any Proprietary Information which: (A) is in the public domain, provided that the Director was not responsible, directly or indirectly, for such Proprietary Information entering the public domain without the Company's consent; (B) becomes known to the Director, during the term of this Agreement, from a third party not known to the Director to be under a confidential relationship with the Company; or (C) is required by law or governmental tribunal to be disclosed; provided, however, that if the Director is legally compelled to disclose any Proprietary Information, the Director will provide the Company with prompt written notice of such legal compulsion so that the Company may seek a protective order or other available remedy.

          (b) Return of Confidential Information. The Director acknowledges that as a result of the Director's relationship with the Company, the Director may come into the possession and control of Proprietary Information, such as proprietary documents, drawings, specifications, manuals, notes, computer programs, or other proprietary material. The Director acknowledges, warrants and agrees that the Director will return to the Company all such items and any copies or excerpts thereof, and any other properties, client lists, client contracts, files or documents obtained as a result of the Director's relationship with the Company, immediately upon termination of the Director's relationship with the Company.

          6. Definitions.

          "Director Stock" shall continue to be Director Stock in the hands of any holder other than the Director (except for the Company and the Significant Stockholders and except for transferees in a Public Sale (it being understood that Unvested Shares cannot be transferred in a Public Sale)), and except as otherwise provided herein, each such other holder of Director Stock shall succeed to all rights and obligations attributable to the Director as a holder of Director Stock hereunder. Director Stock shall also include shares of the Company's capital stock issued with respect to Director Stock by way of a stock split, stock dividend or other recapitalization.

          "Disability" means the Director is mentally or physically incapacitated or disabled so as to be unable to perform his duties to the Company as determined by the Board in good faith.

          "Fair Market Value" of any share of Director Stock means the composite closing price of the sales of such class of stock on the securities exchanges on which such stock may at the time be listed (as reported in The Wall Street Journal), or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if such class of stock is not so listed, the closing price (or last price, if applicable) of sales of such class of stock on The Nasdaq Stock Market (as reported in The Wall Street Journal), or, if such class of stock is not quoted in The Nasdaq Stock Market but is traded over-the-counter, the average of the highest bid and lowest asked prices on such day in the over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days before such day. If at any time such class of Director Stock is not listed on any securities exchange, quoted in The Nasdaq Stock Market, or quoted in the over-the-counter market, the "Fair Market Value" of such class of stock shall mean the fair market value of such class of stock, as between a willing buyer and a willing seller, taking into account all relevant factors determinative of value (including the lack of liquidity of such stock due to the Company's status as a privately held corporation, but without regard to any discounts for minority interests), using valuation techniques then prevailing in the securities industry (e.g., discounted cash flows, and/or comparable companies) and assuming full disclosure of all relevant information and a reasonable period of time for effectuating such sale, as determined by the Board in good faith. Regardless of when a transaction based on a Fair Market Value valuation is executed, Fair Market Value shall be determined as of the date of the Termination of the Director.

          "Merger" means the merger of TAGTCR with and into the Company pursuant to the terms, and subject to the conditions, set forth in the Amended and Restated Agreement and Plan of Merger, dated as of July 28, 1998 and amended and restated as of January 18, 1999, by and among the Company, TAGTCR and others, as amended from time to time.

          "Original Cost" of each share of Common Stock purchased hereunder shall be equal to $0.50 (as proportionately adjusted for all subsequent stock splits, stock dividends and other recapitalizations).

          "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Qualified Public Offering" means the sale, in an underwritten public offering registered under the Securities Act, of shares of the Company's Common Stock having an offering price to the public of not less than $25.0 million.

          "Sale of the Company" means (i) any sale, transfer or issuance or series of sales, transfers and/or issuances of capital stock of the Company by the Company or any holders thereof which results in any Person or group of Persons (as the term "group" is used under the Securities Exchange Act of 1934, as amended), other than Persons who are stockholders of the Company as of immediately after the Merger, owning capital stock of the Company possessing the voting power (under ordinary circumstances) to elect a majority of the Board, and (ii) any sale or transfer of all or substantially all of the assets of the Company and its Subsidiaries.

          "Significant Stockholders" has the meaning accorded to such term in the Stockholders Agreement.

          "Stockholders Agreement" means the Stockholders Agreement, dated as of June 17, 1999, by and among the Company, Golder, Thoma, Cressey, Rauner Fund V, L.P., GTCR Associates V, TA/Advent VIII L.P., Advent Atlantic and Pacific III, TA Executives Fund LLC, TA Investors LLC, David R. Klock, Phyllis A. Klock, and others, as amended, modified and supplemented from time to time.

          "Subsidiary" or "Subsidiaries" means, with respect to any Person, any corporation, limited liability company, partnership, association, or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof, or (ii) if a limited liability company, partnership, association, or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of such Person or entity or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association, or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association, or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association, or other business entity.

          7. General Provisions.

          (a) Transfers in Violation of Agreement. Any transfer or attempted transfer of any Director Stock in violation of any provision of this Agreement shall be void, and the Company shall not record such transfer on its books or treat any purported transferee of such Director Stock as the owner of such stock for any purpose.

          (b) Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company, the Director and the Significant Stockholders.

          (c) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (d) Entire Agreement. This Agreement, those documents expressly referred to herein and other documents of even date herewith embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          (e) Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Director, the Company, the Significant Stockholders and their respective successors and assigns (including subsequent holders of Director Stock); provided that the rights and obligations of the Director under this Agreement shall not be assignable except in connection with a permitted transfer of the Director Stock hereunder.

          (f) Third-Party Beneficiaries. Certain provisions of this Agreement are entered into for the benefit of and shall be enforceable by the Significant Stockholders as provided herein.

          (g) Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

          (h) Remedies. Each of the parties to this Agreement (and the Significant Stockholders) will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

          (i) Notices. Any notice provided for in this Agreement shall be in writing and shall be either (i) personally delivered, (ii) sent by registered or certified mail (return receipt requested and postage prepaid), (iii) sent by a reputable overnight courier service (charges prepaid), or (iv) sent by facsimile, in each case, to the recipient at the address set forth below. Any Person may change its address for purposes of this Agreement by providing prior notice of such change to the other parties hereto in accordance with this Section. Notices will be deemed to have been given hereunder (i) when delivered personally, (ii) three days after being mailed, (iii) one day after deposit with a reputable overnight courier service, or (iv) in the cases of notices set by facsimile, when receipt is electronically acknowledged.

          If to the Company:

               CompBenefits Corporation
               100 Mansell Court East, Suite 400
               Roswell, Georgia  30076
               Attention:  President
               Facsimile:  (770) 992-4349

               with copies to:

               TA Associates, Inc.
               High Street Tower, Suite 2500
               125 High Street
               Boston, MA  02110
               Attention:  Roger B. Kafker
               Facsimile:  (617) 574-6728

          If to the Director:

               <<name>>
               <<address>>
               <<citystatezip>>

          (h) Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or other conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

          (i) No Strict Construction. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

          (j) Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the state in which the Company's chief executive office is located, the time period shall automatically be extended to the business day immediately following such Saturday, Sunday or legal holiday.

          (k) Construction. Whenever the context requires, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine or the neuter gender shall include the masculine, feminine and neuter. All references to Sections and Paragraphs refer to sections and paragraphs of this Agreement. The use of the "including" in this Agreement shall be by way of example rather than limitation.

          (l) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a party of this Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Director Stock Agreement on the date first written above.

                                        COMPBENEFITS CORPORATION


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


                                        ----------------------------------------
                                        <<name>>

                                                                         ANNEX A

                                                                        <<date>>

                       ELECTION TO INCLUDE STOCK IN GROSS
                     INCOME PURSUANT TO SECTION 83(B) OF THE
                              INTERNAL REVENUE CODE

          The undersigned purchased shares of Common Stock, par value $.01 per share (the "Shares"), of CompBenefits Corporation, a Delaware corporation (the "Company") on <<date>>.

          Under certain circumstances, the Company has the right to repurchase certain of the Shares at cost from the undersigned (or from the holder of the Shares, if different from the undersigned) should the undersigned cease to be a Director of the Company and its subsidiaries or upon certain other events. Hence, the Shares are subject to a substantial risk of forfeiture and are non-transferable. The undersigned desires to make an election to have the Shares taxed under the provision of Code ??83(b) at the time he purchased the Shares.

          Therefore, pursuant to Code ??83(b) and Treasury Regulation ??1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Shares (described below), to report as taxable income for calendar year 1999 the excess (if any) of the Shares' fair market value on <<date>> over purchase price thereof.

          The following information is supplied in accordance with Treasury Regulation ??1.83-2(e):

          1. The name, address and social security number of the undersigned:

               <<name>>
               <<address>>
               <<citystatezip>>

          2. A description of the property with respect to which the election is being made: <<common>> shares of Common Stock, par value $.01 per share, of the Company.

          3. The date on which the property was transferred: <<date>>. The taxable year for which such election is made: calendar <<year>>.

          4. The restrictions to which the property is subject: If during the first five years after the closing the undersigned ceases to be a Director of the Company for any reason, the unvested portion of the Shares will be subject to repurchase by the Company at cost. 20% of the Shares will become vested on the first anniversary date of this Agreement, and on each anniversary thereof, with 100% of the Shares vesting on the fifth anniversary date of this Agreement; provided that all of the Shares will become vested upon a sale of the Company.

          5. The fair market value on <<date>> of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $<<exerciseprice>> per share of Common Stock.

          6. The amount paid for such property: $<<exerciseprice>> per share of Common Stock.

          A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations ??1.83-2(e)(7).


Dated:<<date>>
                                        ----------------------------------------
                                        <<name>>

                                                                         ANNEX B

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

          FOR VALUE RECEIVED, <<name>> does hereby sell, assign and transfer unto ________________________, <<common>> shares of the Common Stock, par value $.01 per share, of CompBenefits Corporation, a Delaware corporation (the "Corporation"), standing in the undersigned's name on the books of the Corporation represented by Certificate Nos. ___________ herewith and does hereby irrevocably constitute and appoint each officer of each of the Corporation, Golder, Thoma, Cressey, Rauner, Inc. and TA Associates, Inc. (acting alone or with one or more other such officers) as attorney to transfer the said stock on the books of the Corporation with full power of substitution in the premises.


Dated: ________________                 ----------------------------------------
                                        <<name>>

                                                                         ANNEX C

                                 SPOUSAL CONSENT

          The undersigned spouse of the Director hereby acknowledges that I have read the foregoing Director Stock Agreement and that certain Pledge Agreement and Stockholders Agreement referred to therein, each executed by the Director and dated as of the date hereof, and that I understand their contents. I am aware that the foregoing Director Stock Agreement, Pledge Agreement and Stockholders Agreement provide for the repurchase of my spouse's securities under certain circumstances and impose other restrictions on the transfer of such securities. I agree that my spouse's interest in these securities is subject to these agreements and any interest I may have in such securities shall be irrevocably bound by these agreements and further that my community property interest, if any, shall be similarly bound by these agreements.


                                        ----------------------------------------
                                        Spouse

                                        ----------------------------------------
                                        Witness